UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2021 (November 23, 2021)

SPORTS ENTERTAINMENT ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39583	85-2324373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Golden Bear Plaza, 11760 US Highway, Suite W506 North Palm Beach, FL	33408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 402-0741

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SEAH.U	New York Stock Exchange LLC
Class A common stock included as part of the units	SEAH	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SEAH WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of its financial statements as of September 30, 2021, the management of Sports Entertainment Acquisition Corp. (the “Company”) has re-evaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering (the “IPO”) on October 6, 2020. Historically, a portion of the Public Shares was classified as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. The Company’s management has determined that the Public Shares include certain provisions that require classification of the Public Shares as temporary equity regardless of the minimum net tangible assets required to complete the Company’s initial business combination.

On November 23, 2021, the Company’s management and the Audit Committee of the Company’s board of directors (the “Audit Committee”) concluded that it is appropriate to restate the Company’s previously issued audited balance sheet as of October 6, 2020 as previously restated in the Company’s Amendment No. 2 to the Annual Report on Form 10-K/A filed with the SEC on June 22, 2021 (the “FY2020 Form 10K/A2”); the Company’s audited financial statements as of December 31, 2020 and for the period from July 30, 2020 (inception) through December 31, 2020 as previously restated in the FY2020 Form 10K/A2, the Company’s unaudited quarterly financial statements as of and for the three months ended March 31, 2021 included in the Company’s quarterly report on Form 10-Q filed with the SEC on June 25, 2021, the Company’s quarterly financial statements as of and for the three and six months ended June 30, 2021 included in the Company’s quarterly report on Form 10-Q filed with the SEC on August 16, 2021, and the Company’s quarterly financial statements as of and for the three and nine months ended September 30, 2021 included in the Company’s quarterly report on Form 10-Q filed with the SEC on November 12, 2021 (the “Non-Reliance Affected Financial Statements”), in each case to report all Public Shares as temporary equity.

Considering such restatement, the Non-Reliance Affected Financial Statements should no longer be relied upon. As such, the Company will restate its financial statements for the periods affected by the Non-Reliance Affected Financial Statements in and for the periods affected by the Non-Reliance Affected Financial Statements in an Amendment No. 3 to the Annual Report on Form 10-K/A for the period from July 30,2020 through December 31, 2020 (the “FY2020 Form 10-K/A3”) and an amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 (the “Q3 Form 10-Q/A”), as described therein.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective as of September 30, 2021, for the periods covered by the Non-Reliance Affected Financial Statements. The Company’s remediation plan with respect to such material weakness will be described in more detail in the FY2020 Form 10-K/A3 and Q3 Form 10-Q/A.

The above changes will not have any impact on the Company’s cash position and cash held in the trust account established in connection with the IPO.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2021

SPORTS ENTERTAINMENT ACQUISITION CORP.

By:	/s/ Eric Grubman
Name:	Eric Grubman
Title:	Chief Financial Officer